Exhibit 10.7

Execution Version

AMENDMENT TO ACQUISITION AGREEMENT

This AMENDMENT TO ACQUISTION AGREEMENT (this “Amendment”) is made and entered into as of January 14, 2014, by and among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Acquiror”), ALLEYTON RESOURCE CORPORATION, a Texas corporation (“Alleyton”), COLORADO GULF, LP, a Texas limited partnership (“Colorado”), TEXAS CGC, LLC, a Texas limited liability company (“CGC”), BARTEN SHEPARD INVESTMENTS, LP, a Texas limited partnership (“BSI”), TBGSI CORP., a Texas corporation (“TBGSI”), and the individuals signatory hereto (collectively the “Equityholders”).

RECITALS

A. The Acquiror, Alleyton, Colorado, CGC, BSI, TBGSI and the Equityholders (collectively, the “Parties”) are parties to that certain Acquisition Agreement, dated as of December 5, 2013 (the “Acquisition Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Acquisition Agreement.

B. The Parties desire to amend the Acquisition Agreement as set forth herein.

AGREEMENT

In consideration of the foregoing and the mutual covenants contained in the Acquisition Agreement and this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to the Acquisition Agreement.

a. The following sentence is hereby added as the last sentence of Section 2.3:

“The Closing shall be deemed effective as of 11:59 p.m., Central time, on the Closing Date.”

b. The last sentence of Section 2.7(a) is hereby amended and restated in its entirety as follows:

“The parties agree that such payment includes imputed interest at the applicable Federal rate in accordance with Section 1274 of the Code and that such portion of each installment payment will be treated as interest for U.S. federal income tax purposes.”

c. The last sentence of Section 2.8 is hereby amended and restated in its entirety as follows:

“The parties agree that such payment includes imputed interest at the applicable Federal rate in accordance with Section 1274 of the Code and that such portion of each earn-out payment will be treated as interest for U.S. federal income tax purposes.”

d. The following sentence is hereby added as the last sentence of Section 2.12(a):

“The amounts of the Closing Cash, Colorado Cash, Closing Indebtedness, Closing Date Net Working Capital, Net Working Capital Adjustment and Transaction Expenses set forth in the Final Purchase Calculation Statement are sometimes referred to in this Section 2.12 as “Final Closing Cash,” “Final Colorado Cash,” “Final Closing Indebtedness,” “Final Closing Date Net Working Capital,” “Final Net Working Capital Adjustment” and “Final Transaction Expenses,” respectively.”

e. Section 2.12(c) is hereby amended and restated in its entirety as follows:

“If the amount (such amount, the “Alleyton True-Up Amount”) equal to the sum of (i) Final Closing Cash other than Final Colorado Cash, (ii) the amount equal to (A) Closing Indebtedness, as set forth in the Estimated Purchase Price Calculation Statement, minus (B) Final Closing Indebtedness, (iii) the amount equal to (A) Transaction Expenses, as set forth in the Estimated Purchase Price Calculation Statement, minus (B) Final Transaction Expenses, and (iv) the product of (A) the Final Net Working Capital Adjustment and (B) the fraction consisting of (x) a numerator equal to the Final Closing Date Net Working Capital of Alleyton and (y) a denominator equal to the Final Closing Date Net Working Capital is:

(1) greater than zero (such excess amount, the “Alleyton Excess”), then Acquiror shall cause to be paid to the Alleyton Sellers their respective Pro Rata Share of the Alleyton Excess to their respective Designated Accounts;

(2) less than zero (the amount of such difference, the “Alleyton Deficiency”), then each Alleyton Seller shall pay to Acquiror its respective Pro Rata Share of such Alleyton Deficiency;

(3) zero, then no further payment shall be due to either Acquiror or the Alleyton Sellers under this Section 2.12(c).”

f. Section 2.12(d) is hereby amended and restated in its entirety as follows:

“If the amount (such amount, the “Colorado True-Up Amount”) equal to the sum of (i) Final Colorado Cash and (ii) the product of (A) the Final Net Working Capital Adjustment and (B) the fraction consisting of (x) a numerator equal to the Final Closing Date Net Working Capital of Colorado and (y) a denominator equal to the Final Closing Date Net Working Capital is:

(1) greater than zero (such excess amount, the “Colorado Excess”), then Acquiror shall cause to be paid to the Colorado Sellers their respective Closing Share of the Colorado Excess to their respective Designated Accounts;

2

(2) less than zero (the amount of such difference, the “Colorado Deficiency”), then each Colorado Seller shall pay to Acquiror its respective Closing Share of such Colorado Deficiency;

(3) zero, then no further payment shall be due to either Acquiror or the Colorado Sellers under this Section 2.12(d).”

g. Section 2.12(e) is hereby amended and restated in its entirety as follows:

“If the amount equal to the sum of the Alleyton True-Up Amount and the Colorado True-Up Amount is greater than zero, such amount shall be the “Excess.” If the amount equal to the sum of the Alleyton True-Up Amount and the Colorado True Amount is less than zero, such amount shall be the “Deficiency.”

h. The following sentences are hereby added as the last two sentences of Section 2.12(f):

“Amounts payable by Acquiror to an Equity Interest Seller, or by an Equity Interest Seller to Acquiror, under Sections 2.12(c) and 2.12(d) may be aggregated together and paid in one combined payment. Amounts payable by an Equity Interest Seller to Acquiror and by Acquiror to such Equity Interest Seller under Sections 2.12(c) and 2.12(d) may be netted against each other and the net amount paid by such Equity Interest Seller or Acquiror, as applicable.”

i. Schedules 2.2(b), 2.5(b)(vi), 2.5(b)(vii), 2.13, 5.2(b)(iii), 6.1(c) and 7.2(l) to the Acquisition Agreement are hereby amended and restated in their entirety as set forth on Exhibit A hereto.

2. General.

a. This Amendment will be governed by the internal, substantive laws of the State of Delaware, without giving effect to the conflict of laws rules thereof that would apply the law of another state.

b. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

c. This Amendment may be executed by facsimile signature and a facsimile signature shall constitute an original signature for all purposes.

3

d. Except as otherwise expressly provided in and amended by this Amendment, the Acquisition Agreement shall remain in full force and effect.

[Signature Pages Follow.]

4

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first written above.

SUMMIT MATERIALS, LLC

By:	/s/ Michael Brady
Name:	Michael Brady
Title:	Executive Vice President

[Signature Page to Amendment to Acquisition Agreement]

ALLEYTON RESOURCE CORPORATION

By:	/s/ Todd Barten
	Name:	Todd Barten
	Title:	President

COLORADO GULF, LP

By: TEXAS CGC, LLC, its General Partner

By:	/s/ Todd Barten
	Name:	Todd Barten
	Title:	Managing Member

TEXAS CGC, LLC

By:	/s/ Todd Barten
	Name:	Todd Barten
	Title:	Managing Member

BARTEN SHEPARD INVESTMENTS, LP

By: TBGSI CORP., its General Partner

By:	/s/ Todd Barten
	Name:	Todd Barten
	Title:	President

TBGSI CORP.

By:	/s/ Todd Barten
	Name:	Todd Barten
	Title:	President

EQUITYHOLDER:

By:	/s/ Todd Barten
	Name:	Todd Barten

[Signature Page to Amendment to Acquisition Agreement]

EQUITYHOLDER:

By:	/s/ Glen Shepard
	Name:	Glen Shepard

[Signature Page to Amendment to Acquisition Agreement]

EQUITYHOLDER:

By:	/s/ Johnny Cook
	Name:	Johnny Cook

[Signature Page to Amendment to Acquisition Agreement]

EQUITYHOLDER:

By:	/s/ Steve Rhodes
	Name:	Steve Rhodes

[Signature Page to Amendment to Acquisition Agreement]

EQUITYHOLDER:

By:	/s/ Frank Bantle, Sr.
	Name:	Frank Bantle, Sr.

[Signature Page to Amendment to Acquisition Agreement]